EXHIBIT 10.6

AGREEMENT RELATING TO CERTAIN PROMISSORY NOTES

THIS AGREEMENT RELATING TO A CERTAIN PROMISSORY NOTES (the “Agreement”), dated as of August 4, 2006, between Technest Holdings, a Nevada corporation (“Technest”), E-OIR Technologies, Inc., a Virginia corporation (“EOIR” and collectively with Technest, the “Company”), and Joseph P. Mackin (the “Holder”) located in Quincy, Massachusetts.

WITNESSETH THAT

WHEREAS, the Holder was a selling shareholder in that certain stock purchase agreement dated June 29, 2004 by and among Markland Technologies, a Florida corporation, EOIR and the owners of all of the capital stock of EOIR; and

WHEREAS, as consideration for selling her shares of EOIR to Markland, EOIR issued to the Holder a promissory note with a principal amount of $662,288.00 (the “Note”); and

WHEREAS, the current outstanding principal on the Note is $608,954.46; and

WHEREAS, repayment of the Note is secured by a first position security interest on all of the outstanding capital stock and assets of EOIR (the “Security Interest”) as well as a pledge of all of the outstanding capital stock of EOIR (the “Pledge”); and

WHEREAS, Technest is the successor to Markland’s interest in EOIR; and

WHEREAS, Technest is undertaking a financing with Silicon Valley Bank, a California chartered bank (the “Bank”); and

WHEREAS, the Bank has conditioned its provision of financing on, among other things, its obtaining a first position security interest in all of the assets of Technest and its subsidiaries; and

WHEREAS, the Holder wishes, on the terms described in this Agreement and in accordance with the other documentation entered into between the Holder and the Bank, to subordinate the Security Interest to the Bank and the consideration to the Holder for such subordination is set forth herein;

THEREFORE, in consideration of the premises, the mutual agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Subordination of the Security Interest The Holder will subordinate her rights under the Security Interest and the Pledge to the Bank. In furtherance of this, on a date to be determined, but not later than three business days prior to the Closing Date (as that term is defined below), the Holder agrees to deliver to Technest three (3) executed copies of the Subordination Agreement attached hereto as Exhibit A accompanied by three (3) executed copies of the Instruction Letter to the Shareholder’s Representative attached hereto as Exhibit B. For purposes of this Agreement, the Closing Date shall mean the closing date of the financing with the Bank.

2. Allonge On the Closing Date, the parties shall enter into the Allonge in the form attached hereto as Exhibit C.

3. Stock Grant Not less than five business days following the Closing Date, Technest shall issue to the Holder that number of shares of its common stock, $.001 par value per share (the “Common Stock”) a fraction, rounded up to the nearest whole number of shares, the numerator of which shall be $82,500, and the denominator of which shall be the closing price of the Common Stock on the Closing Date. Such issuance shall be made pursuant to a Restricted Stock Agreement in substantially the same form as attached hereto as Exhibit D. On the Closing Date, the parties shall enter into the Restricted Stock Agreement.

4. Lack of Knowledge of Claims The parties do hereby represent that as of the date of this Agreement, they are unaware of any unasserted claims they may have against any of the other parties hereto.

5. Governing law This Agreement shall be governed by the laws of the Commonwealth of Virginia, without regard to the principles of conflicts of law thereof.

6. Counterparts This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

/s/ Joseph P. Mackin
JOSEPH P. MACKIN

E-OIR TECHNOLOGIES, INC.

By: /s/ Gino Pereira
Name: Gino Pereira
Title: Chief Financial Officer

TECHNEST HOLDINGS, INC.
By: /s/ Gino Pereira
Name: Gino Pereira
Title: Chief Financial Officer

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